                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement               [ ] Confidential, for Use of
                                                  the Commission only (as
                                                  permitted by Rule
                                                  14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                            LAMAR ADVERTISING COMPANY
         ---------------------------------------------------------------
                 (Name of Registrant as Specified in Its Charter)


                    (Name of Person(s) Filing Proxy Statement,
                          if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                            LAMAR ADVERTISING COMPANY

             5551 CORPORATE BOULEVARD, BATON ROUGE, LOUISIANA 70808

                                 (225) 926-1000



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         The annual meeting of the stockholders of Lamar Advertising Company, a Delaware corporation, will be held at the offices of Lamar Advertising Company, 5551 Corporate Boulevard, Baton Rouge, Louisiana, at 10:00 a.m. on Thursday, May 23, 2002, for the following purposes:

         1. To elect ten directors of the Company, each for a one-year term.

         2. To approve an amendment to the Company's 1996 Equity Incentive Plan to increase the number of shares of the Company's Class A common stock available for issuance pursuant to awards under the 1996 Equity Incentive Plan by 3,000,000 shares from 5,000,000 to 8,000,000 shares.

         3. To transact such other business as may properly come before the meeting.

         Only stockholders of record at the close of business on April 8, 2002 will be entitled to vote at the meeting.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE YOUR PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.

                                      By order of the Board of Directors,

                                      James R. McIlwain
                                      Secretary

April 25, 2002

                            LAMAR ADVERTISING COMPANY

                                    ---------

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 23, 2002

                                    ---------

GENERAL INFORMATION

         The enclosed proxy is solicited on behalf of the Board of Directors of Lamar Advertising Company for use at the annual meeting of stockholders to be held at the offices of Lamar Advertising Company, 5551 Corporate Boulevard, Baton Rouge, Louisiana, at 10:00 a.m. on Thursday, May 23, 2002, and at any adjournments thereof. The approximate date on which this proxy statement and accompanying proxy are first being sent or given to stockholders is April 25, 2002.

         The authority granted by an executed proxy may be revoked, at any time before its exercise, by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the meeting. Shares represented by valid proxies will be voted in accordance with the specifications in the proxies. If no specifications are made, the proxies will be voted to elect the directors nominated by the Board of Directors and to approve the amendment to the 1996 Equity Incentive Plan.

         Only stockholders of record at the close of business on April 8, 2002, referred to herein as the record date, will be entitled to vote at the meeting. On the record date, the Company had outstanding 84,151,560 shares of Class A common stock, 16,611,835 shares of Class B common stock and 5,719.49 shares of Series AA preferred stock, which are its only outstanding classes of voting stock. The holders of Class A common stock and Series AA preferred stock are entitled to one vote for each share registered in their names on the record date with respect to all matters to be acted upon at the meeting, and the holders of Class B common stock are entitled to ten votes for each share registered in their names on the record date with respect to such matters. The presence at the meeting, in person or by proxy, of one-third of the voting capital stock issued and outstanding and entitled to vote at the meeting shall constitute a quorum for the transaction of business. Proxies submitted by brokers that do not indicate a vote for one or more proposals because the brokers do not have discretionary voting authority and have not received instructions from the beneficial owners on how to vote on these proposals are called "broker non-votes." Abstentions and broker non-votes will be considered present for purposes of determining the presence of a quorum.

SHARE OWNERSHIP

         The following table and footnotes set forth certain information regarding the beneficial ownership of the common stock as of March 29, 2002 by
(i) persons known by the Company to be beneficial owners of more than 5% of either class of common stock, (ii) the Chief Executive Officer and each of the other executive officers other than the Chief Executive Officer, (iii) each director and nominee for election as a director of the Company and (iv) all current executive officers and directors of the Company as a group:

            DIRECTORS, OFFICERS                      TITLE OF          NUMBER OF               PERCENT
            AND 5% STOCKHOLDERS                       CLASS            SHARES(1)               OF CLASS
            -------------------                      --------          ---------               --------
Kevin P. Reilly, Jr.                                 Class A             183,873(2)                *
c/o The Lamar Corporation                            Class B(3)       15,530,606(4)             93.5%(5)
5551 Corporate Blvd.
Baton Rouge, LA 70808

Sean E. Reilly                                       Class A              39,000(6)                *
c/o The Lamar Corporation                            Class B(3)       15,400,460(4)             92.7%(7)
5551 Corporate Blvd.
Baton Rouge, LA 70808

Anna Reilly Cullinan                                 Class A               6,446(8)                *
c/o The Lamar Corporation                            Class B(3)       15,399,561(4)             92.7%(9)
5551 Corporate Blvd.
Baton Rouge, LA 70808

The Reilly Family Limited Partnership                Class B(3)       15,000,000                90.3%(10)
c/o The Lamar Corporation
5551 Corporate Blvd.
Baton Rouge, LA 70808

Janus Capital Corporation                            Class A           8,856,669(11)            10.5%
100 Fillmore Street
Denver, CO  80206

AIM Management Group Inc.                            Class A           8,429,058(12)            10.0%
11 Greenway Plaza
Suite 100
Houston, TX 77046

Charles W. Lamar, III                                Class A           5,142,172(13)             6.1%
c/o The Lamar Corporation
5551 Corporate Blvd.
Baton Rouge, LA 70808

T. Rowe Price Associates, Inc.                       Class A           4,814,000(14)             5.7%
100 E. Pratt Street
Baltimore, MD  21202

Gerald H. Marchand                                   Class A             116,389(15)               *

Keith A. Istre                                       Class A              96,712(16)               *

T. Everett Stewart, Jr.                              Class A              74,000(17)               *

Stephen P. Mumblow                                   Class A               9,000(18)               *

John Maxwell Hamilton                                Class A               9,000(19)               *

Thomas V. Reifenheiser                               Class A               8,000(20)               *

All Directors and Executive Officers as a Group      Class A          22,035,219(21)            21.9%(22)
(10 Persons)

---------

*    Less than 1%

(1) The persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned by them, except as noted below.

(2) Includes 39,000 shares of Class A common stock subject to stock options exercisable within 60 days of March 29, 2002.

(3) Upon the sale of any shares of Class B common stock to a person other than to a Permitted Transferee, such shares will automatically convert into shares of Class A common stock. Permitted Transferees include (i) Kevin P. Reilly, Sr.; (ii) a descendant of Kevin P. Reilly, Sr.; (iii) a spouse or surviving spouse (even if remarried) of any individual named or described in (i) or (ii) above; (iv) any estate, trust, guardianship, custodianship, curatorship or other fiduciary arrangement for the primary benefit of any one or more of the individuals named or described in (i), (ii) and (iii) above; and (v) any corporation, partnership, limited liability company or other business organization controlled by and substantially all of the interests in which are owned, directly or indirectly, by any one or more of the individuals and entities named or described in (i), (ii), (iii) and
     (iv) above. Except for voting rights, the Class A and Class B common stock are substantially identical. The holders of Class A common stock and Class B common stock vote together as a single class (except as may otherwise be required by Delaware law), with the holders of Class A common stock entitled to one vote per share and the holders of Class B common stock entitled to ten votes per share, on all matters on which the holders of common stock are entitled to vote.

(4) Includes 15,000,000 shares held by the Reilly Family Limited Partnership (the "RFLP"), of which Kevin Reilly, the President and Chief Executive Officer of the Company, is the managing general partner. Kevin Reilly's three siblings, Anna Reilly Cullinan, Sean E. Reilly (both nominees for director) and Wendell S. Reilly are the other general partners of the RFLP. The managing general partner has sole voting power over the shares but dispositions of the shares require the approval of 50% of the general partnership interests of the RFLP.

(5) Represents 15.6% of the Class A common stock if all shares of Class B common stock are converted into Class A common stock.

(6) Consists of 39,000 shares of Class A common stock subject to stock options exercisable within 60 days of March 29, 2002.

(7) Represents 15.3% of the Class A common stock if all shares of Class B common stock are converted into Class A common stock.

(8)  Consists of shares owned jointly with Mrs. Cullinan's spouse

(9) Represents 15.3% of the Class A common stock if all shares of Class B common stock are converted into Class A common stock.

(10) Represents 14.9% of the Class A common stock if all shares of Class B common stock are converted into Class A common stock.

(11) Based on the Schedule 13G/A filed with the SEC by Janus Capital Corporation for the year ended December 31, 2001.

(12) Based on the Schedule 13G/A for the year ended December 31, 2001 filed by AIM Management Group, Inc. with the SEC on behalf of itself and its wholly-owned subsidiaries, AIM Advisors, Inc. and AIM Capital Management, Inc.

(13) Includes (a) 425,000 shares that Mr. Lamar has exchanged for units in exchange funds over which he retains voting power; (b) 1,036,829 shares held in trust for Mr. Lamar's two minor children who reside with him and in a charitable lead annuity trust; Mr. Lamar disclaims beneficial ownership of these shares, (c) 1,000,000 shares held by a private exchange fund, as to which Mr. Lamar is deemed the beneficial owner; (d) 80,000 shares that the trusts for Mr. Lamar's two minor children who reside with him have exchanged for units in an exchange fund over which they retain voting power; Mr. Lamar disclaims beneficial ownership of these shares; (e) 2,250,000 shares held by CWL3, LLC; CWL3, No. 2DG, LLC; and CWL3, No. 3C, LLC; as to which Mr. Lamar is deemed the beneficial owner and (f) 50,750 shares owned by Mr. Lamar's spouse, as to which Mr. Lamar disclaims beneficial ownership.

(14) Based on the Schedule 13G/A filed with the SEC by T. Rowe Price Associates, Inc. for the year ended December 31, 2001.

(15) Consists of 50,000 shares of Class A common stock subject to stock options exercisable within 60 days of March 29, 2002, and 66,389 shares owned by the Marchand Family Partnership of which Mr. Marchand is a partner. Mr. Marchand shares voting power over the partnership shares with his wife.

(16) Includes 95,400 shares of Class A common stock subject to stock options exercisable within 60 days of March 29, 2002.

(17) Includes 26,000 shares of Class A common stock subject to stock options exercisable within 60 days of March 29, 2002.

(18) Includes 8,000 shares of Class A common stock subject to stock options exercisable within 60 days of March 29, 2002.

(19) Includes 8,000 shares of Class A common stock subject to options exercisable within 60 days of March 29, 2002.

(20) Consists of 8,000 shares of Class A common stock subject to options exercisable within 60 days of March 29, 2002.

(21) See Notes 2, 4, 6, 8, 13, 15, 16, 17, 18, 19 and 20.

(22) Assumes the conversion of all shares of Class B common stock into shares of Class A common stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The Company's executive officers and directors and persons who own beneficially more than ten percent of the Company's equity securities are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership of Company securities with the Securities and Exchange Commission. Copies of these reports must also be furnished to the Company. Based solely on a review of the copies of reports furnished to the Company and written representations that no other reports were required, the Company believes that during 2001 the Company's executive officers, directors and 10% beneficial owners complied with all applicable
Section 16(a) filing requirements, except that forms, in each case reporting the grant of stock options, were filed late on behalf of each of Kevin P. Reilly, Jr., Sean E. Reilly and Keith Istre.

ITEM 1 ELECTION OF DIRECTORS

         The Board of Directors has fixed the number of directors at ten for the coming year. The persons named below have been nominated for election as directors at the annual meeting of stockholders to be held on May 23, 2002, to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Each has consented to being named a nominee in this proxy statement and to serve, if elected, as a director. If any nominee is unable to serve, proxies will be voted for such other candidates as may be nominated by the Board of Directors.

         Directors will be elected by a plurality of the votes cast by the stockholders entitled to vote on this proposal at the meeting. Abstentions, broker non-votes and votes withheld will not be treated as votes cast for this purpose and will not affect the outcome of the election.

         The following table contains certain information about the nominees for director.

                                          BUSINESS EXPERIENCE DURING PAST FIVE                        DIRECTOR
   NAME AND AGE                              YEARS AND OTHER DIRECTORSHIPS                             SINCE
   ------------                           ------------------------------------                        --------
Kevin P. Reilly, Jr.          Kevin P. Reilly, Jr. has served as the Company's President and            1984
Age: 47                       Chief Executive Officer since February 1989 and as a director of the Company since February 1984. Mr. Reilly also serves on the
                              Executive Committee of the Board. Mr. Reilly served as
                              President of the Company's Outdoor Division from 1984 to 1989.
                              Mr. Reilly, an employee of the Company since 1978, has also served as Assistant and General Manager of the Company's Baton
                              Rouge Region and Vice President and General Manager of the
                              Louisiana Region. Mr. Reilly received a B.A. from Harvard
                              University in 1977.

Keith A. Istre                Keith A. Istre has been Chief Financial Officer of the Company            1991
Age: 49                       since February 1989 and a director of the Company since
                              February 1991. Mr. Istre also serves on the Executive Committee of the Board. Mr. Istre joined the Company as Controller in 1978 and became Treasurer in 1985. Prior to joining the Company, Mr.
                              Istre was employed by a public accounting firm in Baton Rouge from 1975 to 1978. Mr. Istre graduated from the University of
                              Southwestern Louisiana in 1974 with a degree in Accounting.

                                          BUSINESS EXPERIENCE DURING PAST FIVE                        DIRECTOR
   NAME AND AGE                              YEARS AND OTHER DIRECTORSHIPS                             SINCE
   ------------                           ------------------------------------                        --------
Charles W. Lamar, III         Charles W. Lamar, III has been a director of the Company since            1973
Age: 53                       June 1973. He joined the Company in 1982 and served as General
                              Counsel and Secretary through December 1998. Prior to joining the Company, Mr. Lamar maintained his own law practice and was employed by a law firm in Baton Rouge. In January 1999,
                              Mr. Lamar became Chairman and Chief Executive Officer of
                              Woodlawn Land Company, a commercial real estate company.
                              Mr. Lamar received a B.A. in Philosophy from Harvard
                              University in 1971, a M.A. in Economics from Tufts University in
                              1972 and a J.D. from Boston University in 1975.

Gerald H. Marchand            Gerald H. Marchand has supervised certain properties owned by             1978
Age: 70                       TLC Properties, Inc., a subsidiary of the Company, since
                              December 2000, and has been a director of the Company since
                              1978. Mr. Marchand was Regional Manager of the Gulf Coast
                              Region from 1988 to 2000. He began his career with the
                              Company in leasing and went on to become President of the
                              Outdoor Division. He has served as General Manager of the Lake
                              Charles and Mobile operations. Mr. Marchand received a Masters in Education from Louisiana State University in 1955.

T. Everett Stewart, Jr.       T. Everett Stewart, Jr. has been President of Interstate Logos, Inc.      1997
Age: 48                       since 1988, and has been a director since 1997.  He served as
                              Regional Manager of the Company's Baton Rouge Region from
                              1984 to 1988. Previously, he served the Company as Sales
                              Manager in Montgomery and General Manager of the Monroe and
                              Alexandria operations. Before joining the Company in 1979,
                              Mr. Stewart was employed by the Lieutenant Governor of the
                              State of Alabama and by a United States Senator from the State of
                              Alabama. Mr. Stewart received a B.S. in Finance from Auburn
                              University in 1976.

Sean E. Reilly                Sean E. Reilly has been Chief Operating Officer and President of          1999
Age: 40                       the Company's Outdoor Division since November 2001.
                              Mr. Reilly also holds the position of Vice President of Mergers and Acquisitions and President of the Company's real estate division, TLC Properties, Inc. He has been a director of the
                              Company since 1999 and serves on the Executive Committee of the Board. He began working with the Company as Vice
                              President of Mergers and Acquisitions in 1987 and served in that capacity until 1994. He also served as a director of the Company from 1989 to 1996. Mr. Reilly was the Chief Executive Officer of
                              Wireless One, Inc., a wireless cable television company, from
                              1994 to 1997 after which he rejoined the Company. Mr. Reilly received a B.A. from Harvard University in 1984 and a J.D. from
                              Harvard Law School in 1989.

                                          BUSINESS EXPERIENCE DURING PAST FIVE                        DIRECTOR
   NAME AND AGE                              YEARS AND OTHER DIRECTORSHIPS                             SINCE
   ------------                           ------------------------------------                        --------
Anna Reilly Cullinan          From 1992 until 2000, Mrs. Cullinan owned and operated Lula's             2001
Age: 38                       Cafe, a restaurant, and served on the Board of Directors of several community-based organizations in South Bend, Indiana.
                              Mrs. Cullinan currently is a director of St. Joseph Capital Bank in
                              South Bend. Prior to living and raising her family in Indiana,
                              Mrs. Cullinan worked for the Corporation for National Service and the Ashoka Foundation in Washington, D.C. Mrs. Cullinan
                              received her B.A. from Emory University in 1985, and a Masters of Public Policy from Duke University in 1990.

Stephen P. Mumblow            Stephen P. Mumblow is the President of Manhan Media, Inc., an             1999
Age: 46                       investment company in broadcasting and other media concerns.
                              Until January 2002, Mr. Mumblow was the President and a
                              Director of Communications Corporation of America, a television and radio broadcasting company, having joined that company in
                              1998. Mr. Mumblow was a Managing Director of Chase
                              Securities, Inc., an investment banking firm, from March 1988 to
                              August 1998, prior to which he was a Vice President of Michigan
                              Energy Resources Company, an intrastate natural gas utility company and cable television and broadcasting concern, and
                              Citibank, N.A., a commercial bank. Mr. Mumblow is a 1977
                              graduate of The Wharton School, University of Pennsylvania with a BS Degree in Economics.

John Maxwell Hamilton         John Maxwell Hamilton has served as Dean of the Manship                   2000
Age: 55                       School of Mass Communications of Louisiana State University
                              since 1992. In addition, Mr. Hamilton worked on the staff of the
                              World Bank, the United States House of Representatives
                              Subcommittee on Economic Policy and Trade, and the United
                              States Agency for International Development. Mr. Hamilton
                              received a B.A. in Journalism from Marquette University in 1969, an M.S. in Journalism from Boston University in 1974 and a
                              Ph.D. from George Washington University in 1983.

Thomas V. Reifenheiser        Thomas V. Reifenheiser was a Managing Director and Group                  2000
Age: 66                       Executive for the Global Media and Telecom Group of Chase
                              Securities Inc., an investment banking firm, from prior to 1995 to
                              2000. He joined Chase in 1963 and was the Global Media and
                              Telecom Group Executive since 1977. He is a member of the
                              Board of Directors of Mediacom Communications Corp.
                              Mr. Reifenheiser received a B.B.A. from Hofstra University and an M.B.A. from The Wharton School, University of Pennsylvania.

         Kevin P. Reilly, Jr. and Sean E. Reilly are brothers, Anna Reilly Cullinan is their sister and Charles W. Lamar, III is their cousin.

COMMITTEES OF THE BOARD

         The Company has standing Audit and Compensation Committees of the Board of Directors but does not have a Nominating Committee. The Company also has an Executive Committee of the Board of Directors.

AUDIT COMMITTEE

         The Audit Committee currently consists of Stephen P. Mumblow (Chairman), John Maxwell Hamilton and Thomas V. Reifenheiser, each of whom is independent as defined by applicable Nasdaq National Market standards governing the qualifications of Audit Committee members. The Audit Committee held six meetings during 2001. The purposes of the Audit Committee are to review with the Company's management and independent accountants such matters as internal accounting controls and procedures, the plan and results of the annual audit, and suggestions of the accountants for improvements in accounting procedures; to make recommendations to the Board of Directors regarding the appointment of independent accountants; and to provide such additional information as the Audit Committee may deem necessary to make the Board of Directors aware of significant financial matters that require the Board of Directors' attention. The Audit Committee operates under a written charter adopted by the Board of Directors on May 25, 2000, a copy of which is included as Appendix A to this Proxy Statement.

COMPENSATION COMMITTEE

         The Compensation Committee of the Board of Directors currently consists of Charles W. Lamar, III (Chairman), Stephen P. Mumblow and Thomas V. Reifenheiser. The Committee's responsibilities include considering the performance of the Chief Executive Officer and other executive officers of the Company and reviewing and approving such officers' cash and equity-based compensation and benefits. The Committee met one time during 2001.

EXECUTIVE COMMITTEE

         The Executive Committee has authority to operate the affairs of the Company between meetings of the Board of Directors and administers the Company's 2000 Employee Stock Purchase Plan. The Executive Committee currently consists of Kevin Reilly, Keith Istre and Sean Reilly.

ATTENDANCE AT MEETINGS

         The Board of Directors held five meetings during 2001. Each of the directors then in office attended at least 75% of the aggregate of all meetings of the Board and all meetings of the committees of the Board on which such director then served.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company purchased approximately $1,842,000 of highway signs and transit bus shelters from Interstate Highway Signs Corp., which represented approximately 13% of total capitalized expenditures for its logo sign and transit advertising businesses during the year ended December 31, 2001. The Company does not use Interstate Highway Signs Corp. exclusively for its highway sign and transit bus shelter purchases. Interstate Highway Signs Corp. is a wholly-owned subsidiary of Sign Acquisition Corp. Kevin P. Reilly, Jr., the President and Chief Executive Officer of the Company, has voting control over a majority of the outstanding shares of Sign Acquisition Corp. through a voting trust.

         Mr. Mumblow, a director of the Company, is the former President and Director of Communications Corporation of America. Communications Corporation of America and its affiliates purchased outdoor advertising space, which consisted of approximately 464 outdoor advertising displays, from the Company in 2001 for a total purchase price of $219,217.

         The Company's wholly-owned direct subsidiary, Lamar Media Corp., loaned $196,666.66 to Gerald Marchand, a director of the Company, pursuant to a promissory note dated March 24, 2001. The note was due and payable on September 24, 2001 and accrued interest on a rate of eight percent per annum. This loan is no longer outstanding.

         The Company advanced T. Everett Stewart, Jr., a director of the Company, $87,000 on January 9, 2002 as an advancement against Mr. Stewart's bonus for fiscal year 2001. This loan was paid in full on January 24, 2002.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee currently consists of Charles W. Lamar, III, Stephen P. Mumblow and Thomas V. Reifenheiser. Wendell Reilly served on the Committee from November 1999 until his resignation from the Board of Directors in March 2001. None of the Company's executive officers serves as a member of the Board of Directors or compensation committee of any other company that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

         From October 1982 to December 1998, Charles Lamar was the Company's Secretary and General Counsel.

EXECUTIVE COMPENSATION

The Compensation Committee Report set forth on the following page describes the Company's compensation policies applicable to executive officers and the basis for Mr. Reilly's compensation as Chief Executive Officer. The following graph shows a comparison of the cumulative total stockholder returns on the Class A common stock over the period from December 31, 1996 to December 31, 2001 as compared with that of the Nasdaq US Index and an index comprised of certain companies selected by the Company as comparative to the Company in that each operates as part of its business outdoor advertising properties as well as other media properties. The graph assumes $100 invested on December 31, 1996 in the Company's Class A common stock, the Nasdaq US Index and the Custom Composite Index, with all dividends, if any, being reinvested.

                            CUMULATIVE TOTAL RETURN
         BASED UPON AN INITIAL INVESTMENT OF $100 ON DECEMBER 31, 1996
                           WITH DIVIDENDS REINVESTED

                                    [GRAPH]

                                              31-DEC-96   31-DEC-97   31-DEC-98   31-DEC-99   31-DEC-00   31-DEC-01
                                              ---------   ---------   ---------   ---------   ---------   ---------
Lamar Advertising Company                        $100        $164        $230        $375        $239        $262
Nasdaq US                                        $100        $122        $173        $321        $193        $153
Custom Composite Index (2 Stocks)(1)             $100        $213        $289        $466        $252        $268



---------

(1) The Custom Composite Index consists of Clear Channel Communications, Inc. and the Ackerley Group, Inc.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Company's executive compensation policy is designed to attract, retain and reward executive officers who contribute to the long-term success of the Company by maintaining a competitive salary structure and aligning individual compensation with the achievement of corporate and individual performance objectives.

         Executive Officer Compensation

         Overall, the Committee has determined that executive officer base salaries and cash bonuses should be based on industry averages for comparable positions as well as on individual and corporate performance.

         For 2001, the Chief Executive Officer made recommendations to the Committee as to base salary amounts for each executive officer (including himself) based on his assessment of each officer's individual performance and current level of compensation. The Committee evaluated the Chief Executive Officer's recommendations, taking into account the officer's tenure in his position, the Committee's subjective assessment of individual performance and the Company's overall performance during the prior year. The Committee did not apply a strict formula but instead considered these factors together without giving any specific weight to any individual factor. The Committee gauged overall performance of the Company based on several key indicators. These indicators included the number of acquisitions completed and the aggregate purchase price, the market performance of the Company's Class A common stock and the growth in net revenues and cash flows. The Committee also considered the current financial and economic environment in making its assessment. The Chief Executive Officer recommended that his base compensation and the base compensation of the Chief Operating Officer and the Chief Financial Officer remain the same in 2001 as it was in 2000. The Committee agreed with this recommendation.

         Each year, the Chief Executive Officer proposes to the Committee the size of annual bonuses, taking into account the growth of the Company for that year and each officer's individual performance. In 2001, cash bonuses paid to the Chief Executive Officer and other executive officers totaled $375,000. The Chief Executive Officer's bonus was based on the overall financial performance of the Company during 2001.

         Stock Options

         In September 2001, the Company awarded option grants of 97,500 shares to the Chief Executive Officer and Chief Operating Officer and 48,000 shares to the Chief Financial Officer, as shown in the Summary Compensation Table. Due to the economic slowdown, the Committee determined that option grants to the executive officers appropriately balanced total compensation, which included base salaries that remained constant and reduced annual bonuses from the previous year. The Committee believes that this mix of compensation allowed the Company to conserve cash while further aligning the interests of management with those of the Company's stockholders.

         Deduction Limit for Executive Compensation

         Section 162(m) of the Internal Revenue Code limits a publicly held company's tax deduction for compensation paid to the chief executive officer and the other four most highly paid officers. Generally, amounts paid in excess of $1,000,000 to a covered executive in any year cannot be deducted. Certain performance-based compensation that has been approved by stockholders is not subject to the limit. The Company does not currently expect to pay cash compensation exceeding the $1,000,000 limitation. Stock options granted under the 1996 Equity Incentive Plan are not subject to the limitation under applicable regulations. In addition, the Committee will consider as appropriate other ways to maximize the deductibility of executive compensation, while retaining the discretion to compensate certain executive officers in a manner commensurate with performance and the competitive environment for executive talent without regard to deductibility.

                                               By the Compensation Committee,

                                               Charles W. Lamar, III (Chair)
                                               Stephen P. Mumblow
                                               Thomas V. Reifenheiser


SUMMARY COMPENSATION TABLE

         The following table sets forth certain compensation information for the Chief Executive Officer and each of the other executive officers of the Company whose salary and bonus for the year ended December 31, 2001 exceeded $100,000, which are herein referred to as the Named Executive Officers.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                                              COMPENSATION AWARDS
                                                                             ---------------------
                                               ANNUAL COMPENSATION             SHARES OF CLASS A
                                         -------------------------------         COMMON STOCK               ALL OTHER
NAME AND PRINCIPAL POSITION              YEAR     SALARY($)     BONUS($)     UNDERLYING OPTIONS(#)     COMPENSATION($)(1)
---------------------------              ----     ---------     --------     ---------------------     ------------------
Kevin P. Reilly, Jr.                     2001      220,000      150,000             97,500                   57,500
   President and Chief Executive         2000      220,000      300,000                 --                   57,500
   Officer                               1999      220,000      400,000                 --                   57,500

Sean E. Reilly                           2001      150,000      112,500             97,500                   50,000
   Chief Operating Officer and Vice      2000      150,000      225,000                 --                   15,000
   President                             1999      137,500      250,000                 --                       --

Keith A. Istre                           2001      166,000      112,500             48,000                   15,000
   Treasurer and Chief Financial         2000      166,000      225,000                 --                   15,000
   Officer                               1999      160,000      250,000             40,000                   15,000



---------

(1) The reported amounts consist of employer contributions under the Company's deferred compensation plan.

OPTION GRANTS AND POTENTIAL REALIZABLE VALUES TABLE

         The following table sets forth certain information concerning option grants made to the Named Executive Officers during fiscal year 2001.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                          INDIVIDUAL GRANTS                      POTENTIAL REALIZABLE VALUE AT
                            ------------------------------------------------------------------   ASSUMED ANNUAL RATES OF STOCK
                                                   PERCENT OF TOTAL                                    PRICE APPRECIATION
                            NUMBER OF SECURITIES   OPTIONS GRANTED    EXERCISE OR                       FOR OPTION TERM(3)
                             UNDERLYING OPTIONS    TO EMPLOYEES IN     BASE PRICE   EXPIRATION   -----------------------------
           NAME                   GRANTED (#)       FISCAL YEAR(%)       ($/SH)        DATE            5% ($)        10% ($)
           ----             --------------------   ----------------   -----------   ----------   ------------------------------
Kevin P. Reilly, Jr. .....         97,500(1)             4.4             26.42        9/27/11        1,620,001     4,105,401
Sean E. Reilly ...........         97,500(1)             4.4             26.42        9/27/11        1,620,001     4,105,401
Keith A. Istre ...........         48,000(2)             2.2             26.42        9/27/11          797,539     2,021,120

---------

(1) This option became exercisable as to 39,000 shares on September 27, 2001 and will become exercisable as to an additional 29,250 shares on each of September 27, 2002 and 2003.


(2) This option became exercisable as to 19,200 shares on September 27, 2001 and will become exercisable as to 14,400 shares on each of September 27, 2002 and 2003.


(3) The values in this column are given for illustrative purposes; they do not reflect the Company's estimate or projection of future stock prices. The values are based on an assumption that the Company's Class A common stock's market price will appreciate at the stated rate, compounded annually, from the date of the option grant until the end of the option's 10-year term. Actual gains, if any, on stock option exercises will depend upon the future performance of the Company's Class A common stock's price, which will benefit all stockholders proportionately.

OPTION EXERCISES AND YEAR-END VALUES TABLE

         The following table sets forth certain information concerning exercisable and unexercisable stock options held by the Named Executive Officers as of December 31, 2001.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUE

                                                               NUMBER OF SECURITIES
                                                               UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
                                                                 OPTIONS AT FISCAL          IN-THE-MONEY OPTIONS AT
                             SHARES ACQUIRED     VALUE              YEAR-END(#)               FISCAL YEAR-END($)
           NAME               ON EXERCISE(#)   REALIZED($)   EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE(1)
           ----              ---------------   -----------   -------------------------    ----------------------------
Kevin P. Reilly, Jr. .....          0              --              39,000/58,500                620,880/931,320
Sean E. Reilly ...........          0              --              39,000/58,500                620,880/931,320
Keith A. Istre ...........          0              --              87,400/54,800               1,723,818/721,856

---------

(1) Based on the difference between the option exercise price and the closing price of the underlying Class A common stock on December 31, 2001, which closing price was $42.34.


DIRECTOR COMPENSATION

         During 2001, directors who were not employed by the Company received a fee of $1,500 a month and were reimbursed for travel expenses incurred to attend board meetings.

REPORT OF THE AUDIT COMMITTEE

         In the course of its oversight of the Company's financial reporting process, the Audit Committee of the Board of Directors has (i) reviewed and discussed with management the Company's audited financial statements for the fiscal year ended December 31, 2001, (ii) discussed with KPMG LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, and (iii) received the written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence, and considered whether the provision of nonaudit services by the auditors is compatible with maintaining their independence.

         Based on the foregoing review and discussions, the Committee recommended to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                                        By the Audit Committee,

                                        Stephen P. Mumblow (Chair)
                                        John Maxwell Hamilton
                                        Thomas V. Reifenheiser

ITEM 2 PROPOSAL TO APPROVE AN AMENDMENT TO 1996 EQUITY INCENTIVE PLAN

GENERAL

         The 1996 Equity Incentive Plan was adopted by Lamar Advertising Company in July 1996. There were originally 2,000,000 shares of Class A common stock reserved for issuance under the 1996 Equity Incentive Plan, which became 3,000,000 shares as a result of a 3-for-2 stock split effected in February 1998. In September 1998, the Board of Directors amended the 1996 Equity Incentive Plan to increase the aggregate number of shares of Class A common stock reserved for issuance under the plan to 4,000,000 shares, and this increase was approved by stockholders at the 1999 Annual Meeting of Stockholders. In August 1999, the 1996 Equity Incentive Plan was further amended to increase the aggregate number of shares of Class A common stock reserved for issuance under the plan to 5,000,000 shares, and this increase was approved by stockholders at the 2000 Annual Meeting of Stockholders. The number of shares reserved for issuance under the 1996 Equity Incentive Plan includes shares subject to options already granted and shares issued pursuant to options already exercised. The 1996 Equity Incentive Plan is designed to provide the Company flexibility in awarding equity incentives by providing for different types of incentives that may be awarded. The purpose of the 1996 Equity Incentive Plan is to attract and retain directors and key employees of and consultants to the Company and its eligible affiliated companies and to enable them to participate in the long-term growth of the Company.

         As the amount of any awards under the 1996 Equity Incentive Plan is within the Compensation Committee's discretion, total awards that may be granted for the current fiscal year are not determinable until completion of the year. Under the 1996 Equity Incentive Plan to date, (i) equity awards to purchase 97,500 shares of Class A common stock have been granted to Kevin P. Reilly, Jr.
(ii) equity awards to purchase a total of 288,000 shares of Class A common stock have been granted to Keith Istre (iii) equity awards to purchase a total of 97,500 shares of Class A common stock have been granted to Sean E. Reilly (iv) equity awards to purchase a total of 483,000 shares of Class A common stock have been granted to current executive officers as a group (3 persons); (v) equity awards to purchase a total of 433,500 shares of Class A common stock have been granted to current directors who are not also executive officers as a group (7 persons); and, (vi) equity awards to purchase a total of 6,059,000 shares of Class A common stock were granted to all other Company employees as a group (including current officers who are not executive officers).

         Of the nominees for election as director, Mr. Marchand has received options to purchase a total of 90,000 shares, Mr. Stewart has received options to purchase a total of 283,500 shares, Mr. Mumblow has received options to purchase a total of 20,000 shares, Mr. Hamilton has received options to purchase a total of 20,000 shares, and Mr. Reifenheiser has received options to purchase a total of 20,000 shares. No equity awards have been granted to Anna Reilly Cullinan or Charles W. Lamar. No person has received five percent of the options granted under the Equity Incentive Plan.

AMENDMENT

         In September 2001, the Executive Committee of the Board of Directors voted, subject to stockholder approval, to amend the 1996 Equity Incentive Plan to increase the aggregate number of shares of Class A common stock available under such plan by an additional 3,000,000 shares to an aggregate of 8,000,000 shares, subject to adjustment for stock-splits and similar capital changes. Although approval of the amendment is not required by applicable law on resolutions, it is required in order for options granted under the 1996 Equity Incentive Plan to qualify as Incentive Stock Options. The Board of Directors believes that it is advisable to give the stockholders an opportunity to approve this amendment so that employee participants in the 1996 Equity Incentive Plan may benefit from the favorable tax treatment described below. If the stockholders are opposed to the proposal, the Board of Directors will reconsider the amendment. The Company believes that this increase is necessary and appropriate to enable the Company to attract and retain the quality of employees whose services are considered important to the Company's future progress, including employees of companies acquired by the Company. The Company believes that participation in the 1996 Equity Incentive Plan provides such employees with an incentive to remain as employees of the Company.

         The following is a summary of the Equity Incentive Plan's features.

ADMINISTRATION AND ELIGIBILITY

         The 1996 Equity Incentive Plan provides for the grant of stock options (incentive and nonstatutory), stock appreciation rights, restricted stock and unrestricted stock for the purchase of shares of Class A common stock. Awards under the 1996 Equity Incentive Plan can be granted to employees, consultants and directors of the Company as well as employees and consultants of its eligible subsidiaries who are capable of contributing significantly to the successful performance of the Company. The Compensation Committee administers the 1996 Equity Incentive Plan and selects the participants and establishes the terms and conditions of each option or other equity right granted under the 1996 Equity Incentive Plan, including the exercise price, the number of shares subject to options or other equity rights and the time(s) at which such options become exercisable. Subject to certain limitations the Compensation Committee may delegate to one or more executive officers of the Company the power to make awards to participants who are not subject to Section 16 of the Securities Exchange Act of 1934 or "covered employees" for purposes of Section 162(m) of the Internal Revenue Code. The Compensation Committee has authorized the Chief Financial Officer to grant options to purchase shares of Class A common stock to each such participant.

         The exercise price of all incentive stock options, or ISOs, within the meaning of Section 422 of the Internal Revenue Code granted under the 1996 Equity Incentive Plan must be at least equal to 100% of the fair market value of the option shares on the date of grant. The term of any ISO granted under the 1996 Equity Incentive Plan may not exceed ten years.

         As of March 29, 2002, the approximately 2,900 employees of the Company and its affiliates were eligible to participate in the 1996 Equity Incentive Plan. The closing price of the Company's Class A common stock as reported on the Nasdaq National Market on March 28, 2002 was $40.62.

1996 EQUITY INCENTIVE PLAN ACTIVITY

         As of March 29, 2002, options to purchase an aggregate of 6,975,500 shares of Class A common stock had been granted under the 1996 Equity Incentive Plan, of which options to purchase 387,009 shares had been cancelled and options to purchase 2,313,491 shares had been exercised. As of such date, 1,411,509 shares remained available for the granting of awards under the 1996 Equity Incentive Plan, if the 3,000,000 shares added by the amendment for which stockholder approval is being requested by the following proposal are included. No stock appreciation rights or awards other than option grants have been granted under the 1996 Equity Incentive Plan to date.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO STOCK OPTIONS

         Incentive Stock Options. An optionee does not realize taxable income upon the grant or exercise of an ISO under the 1996 Equity Incentive Plan. If no disposition of shares issued to an optionee pursuant to the exercise of an ISO is made by the optionee within two years from the date of grant or within one year from the date of exercise, then (a) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) is taxed to the optionee as a capital gain and any loss sustained will be a capital loss and (b) no deduction is allowed to the Company for Federal income tax purposes. The exercise of ISOs gives rise to an adjustment in computing alternative minimum taxable income that may result in alternative minimum tax liability for the optionee.

         If shares of common stock acquired upon the exercise of an ISO are disposed of prior to the expiration of the two-year and one-year holding periods described above, a disqualifying disposition, then (a) the optionee realizes ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof and (b) the Company is entitled to deduct such amount. Any further gain realized is taxed as a capital gain and does not result in any deduction to the Company. A disqualifying disposition in the year of exercise will generally avoid the alternative minimum tax consequences of the exercise of an ISO.

         Nonstatutory Stock Options. No income is realized by the optionee at the time a nonstatutory option is granted. Upon exercise, (a) ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise and (b) the Company receives a tax deduction for the same amount. Upon disposition of the shares, appreciation or depreciation after the date of exercise is treated as a capital gain or loss and will not result in any deduction by the Company.

VOTES REQUIRED

         The affirmative vote of a majority of the total votes properly cast on this proposal will constitute the approval of the proposed amendment to the 1996 Equity Incentive Plan. Abstentions and broker non-votes will not be treated as votes cast for the purpose of determining the outcome of the vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

OTHER MATTERS

         The Board of Directors does not know of any business to come before the meeting other than the matters described in the notice. If other business is properly presented for consideration at the meeting, the enclosed proxy authorizes the persons named therein to vote the shares in their discretion.

DEADLINE FOR STOCKHOLDER PROPOSALS

         In order for a stockholder proposal to be considered for inclusion in the Company's proxy materials for the 2003 Annual Meeting of Stockholders, it must be received by the Company at 5551 Corporate Boulevard, Baton Rouge, Louisiana 70808, Attention: Secretary, no later than December 27, 2002.

         In addition, the Company's Bylaws require a stockholder who wishes to bring business before or propose director nominations at an annual meeting to give advance written notice to the Secretary of the Company as described in the Bylaws. To be timely for the 2003 Annual Meeting, proposals must be received by not later than the close of business on March 10, 2003.

INFORMATION CONCERNING AUDITORS

         The firm of KPMG LLP, independent accountants, audited the Company's financial statements for the year ended December 31, 2001. The Board of Directors has appointed KPMG LLP to serve as the Company's independent auditors for its fiscal year ending December 31, 2002. Representatives of KPMG LLP are expected to attend the annual meeting to respond to appropriate questions, and will have the opportunity to make a statement if they desire.

         The fees for services provided by KPMG LLP to the Company in 2001 were as follows:

         Audit Fees                                           $309,500
                                                              ========

         All Other Fees--other non-audit services             $111,497
                                                              ========
EXPENSES OF SOLICITATION

         The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others of forwarding solicitation material to beneficial owners of common stock. In addition to the use of mails, proxies may be solicited by officers and any regular employees of the Company in person or by telephone. The Company expects that the costs incurred in the solicitation of proxies will be nominal.

April 25, 2002

                                                                      APPENDIX A

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

This Charter was adopted at a meeting of the Board of Directors held on May 25, 2000. All of the provisions of this Charter became effective upon adoption, provided that the provisions of Article II relating to the independence and qualifications of the members of the Audit Committee shall be satisfied by no later than June 14, 2001.

I.       AUDIT COMMITTEE PURPOSE

         The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary responsibilities, with respect to the Company's financial reporting process, are to:

         o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance and accounting compliance.

         o Monitor the independence and performance of the Company's independent auditors.

         o Provide an avenue of communication among the independent auditors, management and the Board of Directors.

         The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

         The Audit Committee's role is one of oversight, and it is recognized that the Company's management is responsible for preparing the Company's financial statements and that the independent auditor is responsible for auditing those financial statements.

II.      AUDIT COMMITTEE COMPOSITION AND MEETINGS

         Audit Committee members shall meet the requirements of The Nasdaq Stock Market, Inc. The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall, except as permitted by the Nasdaq rules, be independent non-executive directors, free form any relationship that would interfere with the exercise of his or her independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

         Audit Committee members shall be appointed by the Board of Directors. If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

         The Audit Committee shall meet at least three times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee shall meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee, or at least its Chair, should communicate with management and the independent auditors quarterly, to the extent necessary, to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III.     AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

         Review Procedures

         1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published in the Company's annual proxy statement, at least every three years in accordance with regulations of the Securities and Exchange Commission.

         2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 8).

         3. In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

         Independent Auditors

         4. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appropriate action regarding the independence of the auditors, the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

         5. Approve the fees and other significant compensation to be paid to the independent auditors.

         6. On an annual basis, the Audit Committee should review and discuss with the independent auditors all significant relationships that the auditors have with the Company that could impair the auditor's independence.

         7. Review the independent auditor's audit plan - discuss scope, staffing, locations, reliance upon management, and general audit approach.

         8. Prior to the filing of the Annual Report on Form 10-K, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to the Audit Committee in accordance with AICPA SAS 61.

         9. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         Legal Compliance

         10. On at least an annual basis, review with the Company's internal counsel or outside counsel, any material legal compliance issues, including any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulation, and inquiries received from regulators or governmental agencies.

         Other Audit Committee Responsibilities

         11. Annually prepare a report to shareholders as required by the Securities and Exchange Commission regulations. The report should be included in the Company's annual proxy statement.

         12. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

         13. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

         Other Optional Charter Disclosures

         14. Annually review a summary of director and officers' related party transactions and potential conflicts of interest

                                                                      APPENDIX B

                            LAMAR ADVERTISING COMPANY

                           1996 EQUITY INCENTIVE PLAN
                       (AS AMENDED THROUGH SEPTEMBER 2001)



1.       PURPOSE

         The purpose of the Lamar Advertising Company 1996 Equity Incentive Plan (the "Plan") is to attract and retain directors, key employees and consultants of the Company and its Affiliates, to provide an incentive for them to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company by granting Awards with respect to the Company's Class A Common Stock (the "Common Stock"). Certain capitalized terms used herein are defined in Section 9 below.

2.       ADMINISTRATION

         The Plan shall be administered by the Committee. The Committee shall select the Participants to receive Awards and shall determine the terms and conditions of the Awards. The Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Committee's decisions shall be final and binding. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons or Covered Employees and all determinations under the Plan with respect thereto, provided that the Committee shall fix the maximum amount of such Awards for all such Participants and a maximum for any one Participant.

3.       ELIGIBILITY

         All directors, employees and consultants of the Company or any Affiliate capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan. Incentive Stock Options may be granted only to persons eligible to receive such Options under the Code.

4.       STOCK AVAILABLE FOR AWARDS

         (a) AMOUNT. Subject to adjustment under subsection (b), Awards may be made under the Plan for up to 8,000,000 shares of Common Stock. If any Award expires or is terminated unexercised or is forfeited or settled in a manner that results in fewer shares outstanding than were awarded, the shares subject to such Award, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan. Common Stock issued through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         (b) ADJUSTMENT. In the event that the Committee determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits intended to be provided by the Plan, then the Committee (subject in the case of Incentive Stock Options to any limitation required under the Code) shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards and (iii) the exercise price with respect to any of the foregoing, and if considered appropriate, the Committee may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.

         (c) LIMIT ON INDIVIDUAL GRANTS. The maximum number of shares of Common Stock subject to Options and Stock Appreciation Rights that may be granted to any Participant in the aggregate in any calendar year shall not exceed 300,000 shares and the maximum number of shares of Common Stock that may be granted as Restricted Stock or Unrestricted Stock Awards, with respect to which performance goals apply under Section 7 below, to any Participant in the aggregate in any calendar year shall not exceed 300,000, subject to adjustment under subsection
(b).

5.       STOCK OPTIONS

         (a) GRANT OF OPTIONS. Subject to the provisions of the Plan, the Committee may grant options ("Options") to purchase shares of Common Stock (i) complying with the requirements of Section 422 of the Code or any successor provision and any regulations thereunder ("Incentive Stock Options") and (ii) not intended to comply with such requirements ("Nonstatutory Stock Options"). The Committee shall determine the number of shares subject to each Option and the exercise price therefor, which shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant with respect to Incentive Stock Options. Nonstatutory Stock Options may be granted at such prices as the Committee may determine. No Incentive Stock Options may be granted hereunder more than ten years after the effective date of the Plan.

         (b) TERMS AND CONDITIONS. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable grant or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

         (c) PAYMENT. No shares shall be delivered pursuant to any exercise of an Option until payment in full of the exercise price therefor is received by the Company. Such payment may be made in whole or in part in cash or, to the extent permitted by the Committee at or after the grant of the Option, by delivery of a note or other commitment satisfactory to the Committee or shares of Common Stock owned by the optionee, including Restricted Stock, or by retaining shares otherwise issuable pursuant to the Option, in each case valued at their Fair Market Value on the date of delivery or retention, or such other lawful consideration as the Committee may determine.

6.       STOCK APPRECIATION RIGHTS

         (a) GRANT OF SARS. Subject to the provisions of the Plan, the Committee may grant rights to receive any excess in value of shares of Common Stock over the exercise price ("Stock Appreciation Rights" or "SARs") in tandem with an Option (at or after the award of the Option), or alone and unrelated to an Option. SARs in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem SARs are exercised. The Committee shall determine at the time of grant or thereafter whether SARs are settled in cash, Common Stock or other securities of the Company, Awards or other property, and may define the manner of determining the excess in value of the shares of Common Stock.

         (b) EXERCISE PRICE. The Committee shall fix the exercise price of each SAR or specify the manner in which the price shall be determined. An SAR granted in tandem with an Option shall have an exercise price not less than the exercise price of the related Option. SARs granted alone and unrelated to an Option may be granted at such exercise prices as the Committee may determine.

7.       STOCK AWARDS

         (a) GRANT OF RESTRICTED OR UNRESTRICTED STOCK. Subject to the provisions of the Plan, the Committee may grant shares of Common Stock subject to forfeiture ("Restricted Stock") and determine the duration of the period (the "Restricted Period") during which, and the conditions under which, the shares may be forfeited to the Company and the other terms and conditions of such Awards. Shares of Restricted Stock may be issued for no cash consideration, such minimum consideration as may be required by applicable law or such other consideration as the Committee may determine. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary. The Committee also may make Awards of shares of Common Stock that are not subject to restrictions or forfeiture, on such terms and conditions as the Committee may determine from time to time ("Unrestricted Stock").

         (b) PERFORMANCE GOALS. The Committee may establish performance goals for the granting of Restricted Stock or Unrestricted Stock Awards or the lapse of risk of forfeiture of Restricted Stock. Such performance goals may be based on earnings per share, revenues, sales or expense targets of the Company or any subsidiary or division thereof, stock price, or such other business criteria as the Committee may determine. The achievement of the performance goals shall be determined by the Committee. Shares of Restricted Stock or Unrestricted Stock may be issued for no cash consideration, such minimum consideration as may be required by applicable law or such other consideration as the Committee may determine.

8.       GENERAL PROVISIONS APPLICABLE TO AWARDS

         (a) DOCUMENTATION. Each Award under the Plan shall be evidenced by a writing delivered to the Participant or agreement executed by the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable tax and regulatory laws and accounting principles.

         (b) COMMITTEE DISCRETION. Each type of Award may be made alone, in addition to or in relation to any other Award. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of grant or at any time thereafter.

         (c) DIVIDENDS AND CASH AWARDS. In the discretion of the Committee, any Award under the Plan may provide the Participant with (i) dividends or dividend equivalents payable (in cash or in the form of Awards under the Plan) currently or deferred with or without interest and (ii) cash payments in lieu of or in addition to an Award.

         (d) TERMINATION OF EMPLOYMENT. The Committee shall determine the effect on an Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.

         (e) CHANGE IN CONTROL. In order to preserve a Participant's rights under an Award in the event of a change in control of the Company (as defined by the Committee), the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or payment of the Award, (ii) provide for payment to the Participant of cash or other property with a Fair Market Value equal to the amount that would have been received upon the exercise or payment of the Award had the Award been exercised or paid upon the change in control, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect the change in control, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable to Participants and in the best interests of the Company.

         (f) TRANSFERABILITY. In the discretion of the Committee, any Award may be made transferable upon such terms and conditions and to such extent as the Committee determines, provided that Incentive Stock Options may be transferable only to the extent permitted by the Code. The Committee may in its discretion waive any restriction on transferability.

         (g) LOANS. The Committee may authorize the making of loans or cash payments to Participants in connection with the grant or exercise any Award under the Plan, which loans may be secured by any security, including Common Stock, underlying or related to such Award

(provided that the loan shall not exceed the Fair Market Value of the security subject to such Award), and which may be forgiven upon such terms and conditions as the Committee may establish at the time of such loan or at any time thereafter.

         (h) WITHHOLDING TAXES. The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant hereunder or otherwise. In the Committee's discretion, the minimum tax obligations required by law to be withheld in respect of Awards may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery.

         (i) FOREIGN NATIONALS. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws.

         (j) AMENDMENT OF AWARD. The Committee may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option. Any such action shall require the Participant's consent unless:

                  (i) In the case of a termination of, or a reduction in the number of shares issuable under, an Option, any time period relating to the exercise of such Option or the eliminated portion, as the case may be, is waived or accelerated before such termination or reduction (and in such case the Committee may provide for the Participant to receive cash or other property equal to the net value that would have been received upon exercise of the terminated Option or the eliminated portion, as the case may be); or

                  (ii) In any other case, the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

9.       CERTAIN DEFINITIONS

         "Affiliate" means any business entity in which the Company owns directly or indirectly 50% or more of the total voting power or has a significant financial interest as determined by the Committee.

         "Award" means any Option, Stock Appreciation Right, Restricted Stock or Unrestricted Stock granted under the Plan.

         "Board" means the Board of Directors of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor law.

         "Committee" means one or more committees each comprised of not less than two members of the Board appointed by the Board to administer the Plan or a specified portion thereof. Unless otherwise determined by the Board, if a Committee is authorized to grant Awards to a Reporting Person or a Covered Employee, each member shall be a "non-employee director" or the equivalent within the meaning of applicable Rule 16b-3 under the Exchange Act or an "outside director" within the meaning of Section 162(m) of the Code, respectively.

         "Common Stock" or "Stock" means the Class A Common Stock, $0.001 par value, of the Company.

         "Company" means Lamar Advertising Company, a Delaware corporation.

         "Covered Employee" means a "covered employee" within the meaning of
Section 162(m) of the Code.

         "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, "Designated Beneficiary" means the Participant's estate.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor law.

         "Fair Market Value" means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Committee in good faith or in the manner established by the Committee from time to time.

         "Participant" means a person selected by the Committee to receive an Award under the Plan.

         "Reporting Person" means a person subject to Section 16 of the Exchange Act.

10.      MISCELLANEOUS

         (a) NO RIGHT TO EMPLOYMENT. No person shall have any claim or right to be granted an Award. Neither the adoption, maintenance, nor operation of the Plan nor any Award hereunder shall confer upon any employee or consultant of the Company or of any Affiliate any right with respect to the continuance of his/her employment by or other service with the Company or any such Affiliate nor shall they interfere with the rights of the Company (or Affiliate) to terminate any employee at any time or otherwise change the terms of employment, including, without limitation, the right to promote, demote or otherwise re-assign any employee from one position to another within the Company or any Affiliate.

         (b) NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Restricted Stock or Unrestricted Stock is awarded shall be considered a stockholder of the Company at the time of the Award except as otherwise provided in the applicable Award.

         (c) EFFECTIVE DATE. Subject to the approval of the stockholders of the Company, the Plan shall be effective on July 24, 1996.

         (d) AMENDMENT OF PLAN. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, subject to such stockholder approval as the Board determines to be necessary or advisable.

         (e) GOVERNING LAW. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of Delaware.

                              (FRONT OF PROXY CARD)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS MAY 23, 2002
                            LAMAR ADVERTISING COMPANY

         The undersigned stockholder of Lamar Advertising Company (the "Company") hereby appoints Kevin P. Reilly, Jr. and Keith A. Istre and each of them acting singly, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all of the shares of capital stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held May 23, 2002, and at all adjournments thereof, hereby revoking any proxy heretofore given with respect to such shares.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.


                        PLEASE SIGN AND MAIL PROXY TODAY







                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)



                                                              [SEE REVERSE SIDE]

                             (REVERSE OF PROXY CARD)


[X]  PLEASE MARK YOUR VOTES AS THIS EXAMPLE.

                                                     FOR            WITHHELD
                                                 ALL NOMINEES   FOR ALL NOMINEES

1.   Proposal to elect directors                      [ ]              [ ]

     FOR, except withheld from the following nominee(s):

     ----------------------------------------------

     Nominees:   Kevin P. Reilly, Jr.
                 Keith A. Istre
                 Charles W. Lamar, III
                 Gerald H. Marchand
                 T. Everett Stewart, Jr.
                 Sean E. Reilly
                 Anna Reilly Cullinan
                 Stephen P. Mumblow
                 John Maxwell Hamilton
                 Thomas V. Reifenheiser

                                                     FOR     AGAINST     ABSTAIN
2.   Proposal to amend the 1996 Equity               [ ]       [ ]         [ ]
     Incentive Plan to increase the number
     of shares of Class A Common stock
     available for issuance from
     5,000,000 to 8,000,000 shares

                               MARK HERE FOR ADDRESS CHANGE AND NOTE ON LEFT [ ]

Signature:                                      Date:
          ---------------------------------           --------------------


Signature:                                      Date:
          ---------------------------------           --------------------


NOTE: Please sign exactly as name appears on stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.